                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 1996
                                                 ---------------


                      INTERNATIONAL CABLETEL INCORPORATED
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


   Delaware                       0-22616                           52-1822078
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(State or Other                   (Commission                    (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)



110 East 59th Street, New York, New York                                 10022
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, including area code                (212)371-3714
                                                   ----------------------------

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           (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
------   ------------

     On October 1, 1996 International CableTel Incorporated announced the appointment of Leigh Costikyan Wood to the newly-created position of Chief Operating Officer of its UK operations. In her new position, Ms. Wood will assume all day-to-day management of the combined CableTel/NTL Group in the UK and will report to J. Barclay Knapp, Chief Executive of the UK Group.

Today ICTL also announced several new management responsibilities in its UK operations to take better advantage of its recent acquisition of NTL. Peter Douglas, previously director of operations at NTL, assumes overall leadership of the NTL division. Hamid Heidary, formerly director of operations at CableTel, assumes overall leadership of the CableTel division.

In addition, three new business units are being created to combine CableTel's and NTL's expertise in several fields. Alan Hindley, previously director of product development at CableTel, assumes leadership of the National Telecoms division. Steve Wagner, formerly director of communications at CableTel, assumes leadership of the National Media division. A third new position leading the group's Information Services businesses will be filled at a later date. Jeremy Thorp and John Okas, formerly director of broadcast and of telecoms, respectively, at NTL, will be joining the National Media and National Telecoms business units in key capacities. Two other UK group-wide positions were also announced. Ronald McKellar, finance director of NTL now becomes finance director of the combined group, and Robert MacKenzie, legal director of CableTel becomes legal director of the combined group.

     Separately, ICTL was pleased to confirm that several key executives have joined the Company from Cellular One(R) serving Ohio and Michigan, a joint venture formerly between CCI and AirTouch. These executives will form a core corporate team with expertise in virtually every communications discipline.

     The executives joining are:

     Ms. Patty Flynt, formerly Senior Vice President of Management Information Services
     Ms. Beth Fisher, formerly Senior Vice President of Customer Operations Mr. Don Miller, formerly Vice President of Marketing
     Mr. Stefan Eckert, formerly Senior Vice President of the Southern Region Mr. Paul Nelson, formerly Senior Vice President of the Central Region.



     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

         Exhibits

         99  Press Release issued October 1, 1996.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        INTERNATIONAL CABLETEL INCORPORATED
                                 (Registrant)



                        By: \s\ Richard J. Lubasch
                        ---------------------------------------
                        Name: Richard J. Lubasch
                        Title: Senior Vice President-General Counsel


Dated: October 1, 1996

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        INTERNATIONAL CABLETEL INCORPORATED
                                     (Registrant)



                        By:
                        ------------------------------------------------------
                        Name: Richard J. Lubasch
                        Title: Senior Vice President-General Counsel


Dated: October 1, 1996

                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                         Page
-------                                                         ----


99  Press Release issued on September 3, 1996.